Exhibit 10.02.4

                             AMENDMENT NO. 16 TO THE
                        TRAVELERS GROUP STOCK OPTION PLAN
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            Section 9 (d) of the Travelers Group Stock Option Plan is hereby amended to add the following sentence at the end of such Section:

                  "The value of any shares allowed to be withheld or tendered for tax withholding may not exceed the amount allowed consistent with fixed plan accounting in accordance with generally accepted accounting principles."